UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 29, 2004

FOSTER WHEELER LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

001-31305	22-3802649
(Commission File Number)	(IRS Employer Identification No.)

Perryville Corporate Park, Clinton, New Jersey	08809-4000
(Address of Principal Executive Offices)	(Zip Code)

(908) 730-4000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 3.03.                                          Material Modification to Rights of Security Holders

(b)                                 On November 29, 2004, Foster Wheeler Ltd. (the “Company”) issued a press release describing the results of joint annual and special general meetings of the Company’s shareholders held on that date (the “Meetings”), including the impact of the Meetings on the rights of holders of the Company’s Series B Convertible Preferred Shares, Class A Warrants and Class B Warrants.  A copy of the press release is attached as Exhibit 99.1, and is incorporated by reference herein.

Following the Meetings, the Company filed reports on Forms 7 and 8 with the Bermuda Registrar of Companies.  Copies of the Forms 7 and 8, along with exhibits filed therewith, are attached as Exhibit 99.2.

A copy of the Company’s Bye-laws, reflecting the effects of the Meetings, is attached as Exhibit 99.3.

Item 9.01.                                          Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1                           Press release dated November 29, 2004.

99.2                           Forms 7 and 8, and exhibits, filed with the Bermuda Registrar of Companies.

99.3                           Bye-laws of Foster Wheeler Ltd., as amended as of November 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER LTD.

DATE: December 2, 2004	By:	/s/ Lisa Fries Gardner
Lisa Fries Gardner
Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated November 29, 2004.

99.2	Forms 7 and 8, and exhibits, filed with the Bermuda Registrar of Companies.

99.3	Bye-laws of Foster Wheeler Ltd., as amended as of November 30, 2004.